PROPERTY, PLANT AND EQUIPMENT, NET (DETAILS) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
At cost:
Machinery and equipment	$ 12,124	$ 12,050
Furniture and fixtures	444	475
Leasehold improvements	483	483
Motor vehicles	87	87
Total	13,138	13,095
Less: Accumulated depreciation	(11,369)	(11,068)
Property, plant and equipment, net	$ 1,769	$ 2,027